UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2018

BONE BIOLOGICS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-53078	42-1743430
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Burlington Woods Drive, Ste. 100 Burlington, MA	01803
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 552-4452

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01.	Entry into a Material Definitive Agreement

On June 11, 2018 the Company and Hankey Capital LLC (“Hankey Capital”) executed a Securities Purchase Agreement (the “Purchase Agreement”) whereby Hankey Capital agreed to purchase up to 3,869,979 shares of the Company’s Common Stock (the “Shares’) at a purchase price of $1.00 (after giving effect to the reverse split referred to below) and up to $2,000,000 in principal amount of a convertible secured note (the “Note”). The maturity date of the note is December 31, 2019 and the Note will bear interest at the greater of the Prime Rate or 8.5% per annum. The Note (principal and interest) is convertible into shares of the Company’s Common Stock at the option of the holder at $1.00 per share and is secured by a security interest in all assets of the Company and a pledge of collateral shares in an amount sufficient to maintain a loan to value ratio of no greater than 50%. Pursuant to the Purchase Agreement, the Company is obligated to effect a Rights Offering to its stockholders with respect to the Shares and the Note, and the number of Shares and principal amount of the Note shall be reduced to the extent that the Company’s stockholders participate in the Rights Offering. The closing of the Purchase Agreement is conditioned on the completion of a reverse split of a ratio of 1 for 10 of the Company’s outstanding common shares.

In connection with the financing on June 11, 2018 the Company and Hankey Capital executed amendments (the “Amendments”) to the convertible promissory notes (the “Existing Convertible Notes”) issued by the Company on October 24, 2014, May 4, 2015 and February 24, 2016.

The Amendments change Hankey Capital’s conversion price from $1.58 per share to $1.00 per share on the Existing Convertible Notes and extend the maturity date from February 24, 2016 to December 31, 2019. The Amendments shall become effective on the closing of the Offering.

The Securities Purchase Agreement and the form of Convertible Secured Note are attached as Exhibits 10.1 and 10.2 to this Report, and the summary description of the terms of the Securities Purchase Agreement and the form of Convertible Secured Note contained herein is qualified in its entirety by reference to Exhibits 10.1 and 10.2.

The Amendments are attached as Exhibits 10.3, 10.4 and 10.5 to this Report, and the summary description of the terms of the Amendments contained herein is qualified in its entirety by reference to Exhibits 10.3, 10.4 and 10.5.

Item 3.02	Unregistered Sales of Equity Securities

The discussion in Item 1.01 is hereby incorporated by reference.

The Convertible Note and Shares (the “Securities”) will be issued in reliance of Section 4(a)(2) of the Securities Act of 1933, as amended. Such reliance was based upon the fact that (i) the issuance of the Securities did not involve a public offering, (ii) the purchaser represented that it is an accredited investor and (iii) such purchaser made certain investment representations.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

There is filed as part of this report the exhibit listed on the accompanying Index to Exhibits, which information is incorporated herein by reference.

Exhibit No.	Description
10.1	Securities Purchase Agreement with Hankey Capital, LLC dated as of June 11, 2018.

10.2	Form of Convertible Secured Note.

10.3	Second Amendment to Convertible Secured Term Note (October 24, 2014 Note) with Hankey Capital, LLC dated as of June 11, 2018.

10.4	Second Amendment to Convertible Secured Term Note (May 4, 2015 Note) with Hankey Capital, LLC dated as of June 11, 2018.

10.5	First Amendment to Convertible Secured Term Note (February 24, 2016 Note) with Hankey Capital, LLC dated as of June 11, 2018.

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Index to Exhibits

Exhibit No.	Description
10.1	Securities Purchase Agreement with Hankey Capital, LLC dated as of June 11, 2018.

10.2	Form of Convertible Secured Note.

10.3	Second Amendment to Convertible Secured Term Note (October 24, 2014 Note) with Hankey Capital, LLC dated as of June 11, 2018.

10.4	Second Amendment to Convertible Secured Term Note (May 4, 2015 Note) with Hankey Capital, LLC dated as of June 11, 2018.

10.5	First Amendment to Convertible Secured Term Note (February 24, 2016 Note) with Hankey Capital, LLC dated as of June 11, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2018	Bone Biologics Corporation

	By:	/s/ STEPHEN R. LaNEVE
	Name:	Stephen R. LaNeve
	Title:	Chief Executive Officer

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